EXHIBIT 10.21P

NINETEENTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This NINETEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.Upon the Effective Date, Schedule P to the Agreement shall be deleted in its entirety and replaced with the new Schedule P attached hereto and which is incorporated herein by this reference.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: Joseph T. Ruble
Name: Peter Kiriacoulacos	Name: Joseph T. Ruble
Title: Executive Vice President & Chief Procurement Officer	Title: evP, CAO & General Counsel
Date: 1-29-13	Date: 7 Feb 2013

Schedule P

Customer Authorization Schedule

CSG Document	Comcast Personnel	Title	Comment

Master Agreement & Amendments (and all categories listed below)	***** ************ *** *****	EVP and Chief Procurement Officer SVP Finance & Accounting

SOW-/-DSOW	**** ***** ***** ******	Vice President, Procurement Vice President, Finance	Contract Administration

LOA	****** ********* *** ******* ***** ****** ********* ******	Director of Billing Sr. Director of Billing Systems Vice President, Finance Executive Director of Billing Systems	Technical Administration

SRF	****** ********* ********* ****** *** *******	Director of Billing Executive Director of Billing Systems Sr. Director, Billing Systems	Technical Administration

IPA	********* ****** *** ******* ***** ********	Executive Director of Billing Systems Sr. Director, Billing Systems Director, Software Development

BRD	********* ****** *** ******* ***** ********	Executive Director of Billing Systems Sr. Director, Billing Systems Director, Software Development

Billing Disputes	***** ****** *** ******* ********* ***** **** *******	Vice President, Finance Sr. Director, Billing Systems Sr. Manager Finance Sr. Manager Finance